UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 25, 2006

FORTUNA GAMING CORP.

(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3273 East Warm Springs Road
Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

888-304-1055

Issuer's telephone number

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

1

Shelley International CPA resigned as the Registrant’s principal accountant on December 23, 2005.  Shelly International was appointed on May 12, 2005, following the resignation of the Registrant’s former accountant, Morgan & Company on April 29, 2005.  During the period of Shelley International’s appointment they performed a review of the balance sheet and related statements of operations, stockholder’s equity and cash flows for the quarter ended April 30, 2005 only.  The review did not contain an adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainly, audit scope or accounting principles.

2.	The decision to change accountants was approved by the board of director.

3.

Moore & Associates, the new independent accountant, has been engaged as the principal accountant to audit the Registrant’s financial statements.  We (or someone on our behalf) have not consulted with Moore & Associates during our two most recent fiscal years, nor any subsequent interim period prior to engaging their services

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: January 25, 2006	By:	/s/ Douglas Waugh
Douglas Waugh
Director